SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   MAY 2, 2003
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-22616                      52-1822078
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                File Number)                Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
                                                           --------------



          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.                            PAGE
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           Exhibits

99.1       Media release, dated May 1, 2003

The full text of the Media Release is attached to this report as Exhibit 99.1.

ITEM 9.    REGULATION FD DISCLOSURE.
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On May 1, 2003, NTL Incorporated issued a media release inviting the investment community to its 1st Quarter 2003 Financial Results conference call on May 14, 2003 at 8:30 am ET and 1:30 pm UK time.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NTL INCORPORATED
                                      (Registrant)


                                       By:      /s/ Richard J. Lubasch
                                         ---------------------------------
                                         Name:  Richard J. Lubasch
                                         Title: Executive Vice President and
                                                  General Counsel



Dated: May 2, 2003

                                  EXHIBIT INDEX
                                 -------------

EXHIBIT
-------

 99.1   Media Release issued May 1, 2003


                                                                   Exhibit 99.1


                         NTL INCORPORATED (Nasdaq: NTLI)
                        INVITES THE INVESTMENT COMMUNITY
            TO ITS 1st QUARTER 2003 FINANCIAL RESULTS CONFERENCE CALL

            On Wednesday, 14th, May at 8.30 am ET and 1.30 pm UK time


                  BARCLAY KNAPP, CEO, and SCOTT SCHUBERT, CFO,
                      WILL DISCUSS NTL'S FINANCIAL RESULTS


                     CONFERENCE CALL DETAILS ARE AS FOLLOWS:

                       U.S. Dial-in Number: 1-877-505-5130
                  International Dial-In Number: 1-706-634-1305

    A replay of this conference call will be available for one week beginning approximately two hours after the end of the call until Wednesday 21st May.
                   The replay dial-in numbers are as follows:
                   U.S. Replay Dial-in Number: 1-800-642-1687
                      International Replay Dial-in Number:
                                 1-706-645-9291
                              Conference ID: 223651


        THE CONFERENCE CALL CAN ALSO BE ACCESSED VIA A LIVE AUDIO WEBCAST
           AT 8:30 AM ET (1:30 PM UK time) ON OUR WEBSITE WWW.NTL.COM